Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
First Quarter 2014

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us,” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. The “CPA®:16 Merger” means our merger with Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global, which was completed on January 31, 2014. “CPA® REITs” means CPA®:16 – Global (through the date of the CPA®:16 Merger), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. The “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated, or CWI. “W. P. Carey Group” means W. P. Carey, together with the Managed REITs.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, adjusted funds from operations, previously referred to as funds from operations – as adjusted, or AFFO, total adjusted real estate revenue, and pro rata net operating income, or NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures as well as a description of other metrics presented are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief, or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the CPA®:16 Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, and anticipated future financial and operating performance and results, including estimates of growth. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance, or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the Securities and Exchange Commission, or the SEC, and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in W. P. Carey's Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC on March 3, 2014. In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. Carey Inc.
Supplemental Information – First Quarter 2014

W. P. Carey Inc.
Overview – First Quarter 2014

Summary Metrics
As of or for the three months ended March 31, 2014.

Financial Results
Real estate revenues, excluding reimbursable tenant costs ($'000)		$129,206
Revenues from affiliates, excluding reimbursable costs ($'000)		34,203
Total revenues, excluding reimbursable costs ($'000)		163,409

Net income attributable to W. P. Carey ($'000)		112,892
Net income attributable to W. P. Carey per diluted share		1.25

AFFO ($'000) (a)		118,246
AFFO per diluted share (a)		1.31
Pro rata NOI from leased properties ($'000) (b)		129,581

Distributions declared per share – current quarter		0.895
Distributions declared per share – current quarter annualized		3.58
Dividend yield (annualized, based on end of period share price)		6.0%
Dividend payout (annualized) (c)		68.4%

Balance Sheet and Capitalization
Shares outstanding		99,348,295
Stock price – at quarter end		$60.07

Market capitalization (equity) ($'000)		5,967,852
Total pro rata debt outstanding ($'000) (d)		3,741,828
Total capitalization ($'000) (e)		9,709,680
Cash and cash equivalents ($'000)		198,947
Enterprise value ($'000) (f)		9,510,733
Liquidity ($'000) (g)		1,082,669

Net debt to enterprise value (h)		37.3%
Net debt to total capitalization (h)		36.5%
Total debt to gross assets (i)		43.9%
Unsecured debt to gross assets (i)		10.1%

Weighted average interest rate (d)		4.8%
Weighted average debt maturity (years) (d)		5.3

Standard & Poor's Rating Services (January 2014)		BBB (stable)
Moody's Investors Service (January 2014)		Baa2 (stable)

Owned Real Estate Portfolio
Number of net leased properties		700
Number of operating properties		4
Number of tenants (net leased properties)		230

Total square feet – net leased properties (millions)		82.8
Total square feet – operating properties (millions)		0.3
Total square feet (millions)		83.1

Occupancy %		98.3%
Weighted average lease term (years)		8.7
Investment grade tenants (% of total) (j)		24.2%

Acquisitions ($'000)		$43,100
Dispositions ($'000)		127,656

Managed REITs	CPA® REITs	CWI
AUM ($'000) (k)	$6,069,381	$1,203,753
Acquisitions ($'000)	374,688	—
Dispositions ($'000)	—	—

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W. P. Carey Inc.
Overview – First Quarter 2014

________

(a)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to AFFO.

(b)	Pro rata NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(c)	Computed by dividing annualized dividend per share by annualized AFFO per share.

(d)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(e)	Represents market capitalization plus total pro rata debt. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(f)	Represents market capitalization plus total pro rata debt, less cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(g)	Represents availability on Senior Unsecured Credit Facility – Revolver plus cash and cash equivalents.

(h)	Net debt represents pro rata debt less cash. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(i)	Gross assets represent total assets before accumulated depreciation.

(j)	Investment grade tenants are defined as having a BBB- rating or above. Percentage of portfolio is calculated based on contractual minimum annualized base rent, or ABR, as of March 31, 2014.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

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W. P. Carey Inc.

Financial Results
First Quarter 2014

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W. P. Carey Inc.
Financial Results – First Quarter 2014

Consolidated Statements of Income
In thousands, except share and per share amounts. Unaudited.

	Three Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Revenues
Real estate revenues:
Lease revenues	$123,213	$77,479
Reimbursable tenant costs	6,030	3,532
Operating property revenues	4,993	250
Other	1,000	753
	135,236	82,014
Revenues from affiliates (Investment Management):
Reimbursable costs	39,732	22,878
Structuring revenue	17,750	19,050
Asset management revenue	9,777	11,341
Dealer manager fees	6,676	3,526
Incentive, termination and subordinated disposition revenue	—	199
	73,935	56,994
	209,171	139,008
Operating Expenses
Depreciation and amortization	52,782	32,141
Reimbursable tenant and affiliate costs	45,762	26,410
Merger and acquisition expenses	29,613	2,351
General and administrative	28,111	24,903
Property expenses, excluding reimbursable tenant costs	8,429	2,212
Stock-based compensation expenses	7,045	11,765
Impairment charges	—	5,294
	171,742	105,076
Other Income and Expenses
Gain on change in control of interests	103,574	—
Net income from equity investments in real estate and the Managed REITs	14,262	354
Interest expense	(39,075)	(26,132)
Other income and (expenses)	(5,372)	2,795
	73,389	(22,983)
Income from continuing operations before income taxes	110,818	10,949
(Provision for) benefit from income taxes	(2,221)	1,798
Income from continuing operations	108,597	12,747
Income from discontinued operations, net of tax	6,135	36,113
Net Income	114,732	48,860
Net income attributable to noncontrolling interests	(1,578)	(25,624)
Net income attributable to redeemable noncontrolling interest	(262)	(214)
Net Income Attributable to W. P. Carey	$112,892	$23,022
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$1.19	$0.14
Income from discontinued operations attributable to W. P. Carey	0.07	0.19
Net Income Attributable to W. P. Carey	$1.26	$0.33
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$1.18	$0.14
Income from discontinued operations attributable to W. P. Carey	0.07	0.19
Net Income Attributable to W. P. Carey	$1.25	$0.33
Weighted Average Shares Outstanding
Basic	89,366,055	68,607,619
Diluted	90,375,311	69,628,498
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$106,609	$9,830
Income from discontinued operations, net of tax	6,283	13,192
Net Income	$112,892	$23,022
Distributions Declared Per Share	$0.895	$0.980

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W. P. Carey Inc.
Financial Results – First Quarter 2014

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended March 31, 2014.

We believe that the table below is useful for investors to help them better understand the complexities of our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP. The reconciliation of GAAP net income to AFFO required by SEC Regulation G, as well as other important disclosures regarding our calculation of AFFO and the limitations on its usefulness to investors, are presented in the Appendix.

	GAAP - Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues
Real estate revenues:
Lease revenues (e)	$123,213	$6,149	$(7,866)	$121,496	$10,050	(f)	$131,546
Reimbursable tenant costs	6,030	29	(269)	5,790	—		5,790
Operating property revenues:
Hotel revenues	4,748	—	—	4,748	—		4,748
Self-storage revenues	245	—	(83)	162	—		162
Other	1,000	29	(5)	1,024	—		1,024
	135,236	6,207	(8,223)	133,220	10,050		143,270
Investment management revenues from affiliates:
Reimbursable costs	39,732	—	(52)	39,680	—		39,680
Structuring revenue	17,750	—	(845)	16,905	—		16,905
Asset management revenue	9,777	—	(121)	9,656	—		9,656
Dealer manager fees	6,676	—	—	6,676	—		6,676
	73,935	—	(1,018)	72,917	—		72,917
	209,171	6,207	(9,241)	206,137	10,050		216,187
Operating Expenses
Depreciation and amortization	52,782	1,296	(3,333)	50,745	(49,463)		1,282
Reimbursable tenant and affiliate costs	45,762	—	(282)	45,480	—		45,480
Merger and acquisition expenses	29,613	—	—	29,613	(29,611)		2
General and administrative	28,111	9	(716)	27,404	—		27,404
Property expenses, excluding reimbursable tenant costs:
Non-reimbursable property expenses	4,832	98	(333)	4,597	—		4,597
Hotel expenses	3,454	—	—	3,454	—		3,454
Self-storage expenses	143	—	(57)	86	—		86
Stock-based compensation expenses	7,045	—	(27)	7,018	(7,016)		2
	171,742	1,403	(4,748)	168,397	(86,090)		82,307
Other Income and Expenses
Gain on change in control of interests	103,574	—	—	103,574	(103,574)		—
Net income from equity investments in real estate and the Managed REITs:
Joint ventures (g)	3,374	(3,374)	—	—	—		—
Income related to our ownership in the Managed REITs	470	—	—	470	2,909		3,379
Income related to our general partnership interests	10,418	—	(189)	10,229	28		10,257
Total net income from equity investments in real estate and the Managed REITs	14,262	(3,374)	(189)	10,699	2,937		13,636
Interest expense	(39,075)	(1,700)	2,774	(38,001)	2,565		(35,436)
Other income and (expenses)	(5,372)	412	190	(4,770)	5,607		837
	73,389	(4,662)	2,775	71,502	(92,465)		(20,963)
Income from continuing operations before income taxes	110,818	142	(1,718)	109,242	3,675		112,917
Provision for income taxes	(2,221)	(142)	(122)	(2,485)	2,580		95
Income from continuing operations	108,597	—	(1,840)	106,757	6,255		113,012
Discontinued Operations
Income from operations of discontinued properties	4,771	—	—	4,771	463	(h)	5,234
Loss on extinguishment of debt	(1,520)	—	—	(1,520)	1,520		—
Gain on the sale of real estate	2,884	—	—	2,884	(2,884)		—
Income from Discontinued Operations, Net of Tax	6,135	—	—	6,135	(901)		5,234
Net Income	114,732	—	(1,840)	112,892	5,354		118,246
Net income attributable to noncontrolling interests	(1,578)	—	1,578	—	—		—
Net income attributable to redeemable noncontrolling interests	(262)	—	262	—	—		—
Income / AFFO Attributable to W. P. Carey	$112,892	$—	$—	$112,892	$5,354		$118,246
Diluted Earnings Per Share / AFFO Per Diluted Share	$1.25						$1.31

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W. P. Carey Inc.
Financial Results – First Quarter 2014

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended March 31, 2014.

(b)	Represents the break-out by line item of amounts recorded in net income from equity investments in real estate and the Managed REITs – Joint ventures.

(c)	Represents the break-out by line item of amounts recorded in noncontrolling interest and redeemable noncontrolling interest.

(d)	Represents our share in fully-owned entities and co-owned entities. See the Terms and Definitions section that follows for a description of our pro rata metrics.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. Lease revenues from discontinued operations for the three months ended March 31, 2014 were $3.1 million.

(f)	Represents adjustments for straight line and above/below market lease intangible amortization.

(g)	To calculate the pro rata amounts, equity investments under joint ventures have been reclassified to allocate their impact on each line item.

(h)	Represents depreciation and amortization related to discontinued operations.

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W. P. Carey Inc.

Balance Sheet and Capitalization
First Quarter 2014

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W. P. Carey Inc.
Balance Sheet and Capitalization – First Quarter 2014

Debt Overview
In thousands, except percentages and years. As of March 31, 2014.

Non-Recourse Debt	Weighted Average Debt Maturity (Years)	Weighted Average Interest Rate	Total Outstanding Balance	Percent
Fixed	5.1	5.6%	$2,312,859	61.8%
Variable – Swapped	5.0	5.0%	303,460	8.1%
Variable – Capped	2.3	1.7%	202,847	5.4%
Variable – Floating	1.1	3.9%	43,622	1.2%
Variable – Future Rate Reset	10.7	6.2%	14,552	0.4%
	4.9	5.2%	2,877,340	76.9%
Recourse Debt
Fixed – Senior Unsecured Notes	10.0	4.6%	498,210	13.3%
Variable – Senior Unsecured Credit Facility – Term Loan	1.8	1.4%	250,000	6.7%
Variable – Senior Unsecured Credit Facility – Revolver	3.8	1.3%	116,278	3.1%
Total Pro Rata Debt Outstanding (a)	5.3	4.8%	$3,741,828	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Balance Sheet and Capitalization – First Quarter 2014

Debt Maturity
In thousands, except number of properties. As of March 31, 2014.

	Number of		Principal
Year of Maturity	Properties (a)	ABR (a)	Balloon	Other	Debt Maturity (b)
Remaining 2014	22	$44,989	$250,745	$11,014	$261,759
2015	23	27,871	182,095	512	182,607
2016	106	41,724	249,440	19,922	269,361
2017	94	103,784	636,115	64,239	700,355
2018	37	55,478	293,439	48,146	341,585
2019	11	16,383	51,450	17,071	68,521
2020	23	39,215	202,309	48,855	251,163
2021	11	20,380	89,920	27,922	117,842
2022	30	42,291	210,833	52,242	263,075
2023	28	43,354	123,300	78,320	201,620
2024	24	21,111	7,936	77,268	85,205
Thereafter	24	27,889	46,246	88,001	134,247
Non-Recourse Debt	433	$484,469	$2,343,828	$533,512	$2,877,340
Recourse Debt
Senior Unsecured Notes					498,210
Senior Unsecured Credit Facility – Term Loan					250,000
Senior Unsecured Credit Facility – Revolver (c)					116,278
Total Pro Rata Debt Outstanding					$3,741,828
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)	Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(c)	Availability under our Senior Unsecured Credit Facility – Revolver was $883.7 million as of March 31, 2014.

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W. P. Carey Inc.
Balance Sheet and Capitalization – First Quarter 2014

Senior Unsecured Notes
As of March 31, 2014.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard and Poor's (January 2014)	BBB	Stable	BBB-	Stable
Moody's (January 2014)	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

In March 2014, we issued $500.0 million of senior unsecured notes with an interest rate of 4.6% due in 2024, or the Senior Unsecured Notes. The following is a summary of the key financial covenants for the Senior Unsecured Notes, as defined per the terms in the prospectus supplement filed with the SEC on March 13, 2014, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of Mar. 31, 2014
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	41.5%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	32.1%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.5x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	251.4%

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W. P. Carey Inc.
Balance Sheet and Capitalization – First Quarter 2014

Consolidated Balance Sheets
In thousands. Unaudited.

	Mar. 31, 2014	Dec. 31, 2013
Assets
Investments in real estate:
Real estate, at cost	$4,487,928	$2,516,325
Operating real estate, at cost	84,494	6,024
Accumulated depreciation	(193,370)	(168,958)
Net investments in properties	4,379,052	2,353,391
Net investments in direct financing leases	898,335	363,420
Assets held for sale	95,209	86,823
Equity investments in real estate and the Managed REITs	186,965	530,020
Net investments in real estate	5,559,561	3,333,654
Cash and cash equivalents	198,947	117,519
Due from affiliates	32,497	32,034
Goodwill	700,024	350,208
In-place lease intangible assets, net	997,520	467,127
Above-market rent intangible assets, net	595,430	241,975
Other assets, net	255,489	136,433
Total Assets	$8,339,468	$4,678,950

Liabilities and Equity
Liabilities:
Non-recourse debt	$2,961,999	$1,492,410
Senior credit facility and unsecured term loan	366,278	575,000
Senior unsecured notes	498,210	—
Below-market rent and other intangible liabilities, net	182,741	128,202
Accounts payable, accrued expenses and other liabilities	291,038	166,385
Deferred income taxes	89,250	39,040
Distributions payable	90,079	67,746
Total liabilities	4,479,595	2,468,783
Redeemable noncontrolling interest	7,303	7,436

Equity:
W. P. Carey stockholders' equity:
Preferred stock (None issued)	—	—
Common stock	100	69
Additional paid-in capital	4,016,019	2,256,503
Distributions in excess of accumulated earnings	(302,799)	(318,577)
Deferred compensation obligation	29,342	11,354
Accumulated other comprehensive income	17,443	15,336
Less: treasury stock at cost	(60,948)	(60,270)
Total W. P. Carey stockholders' equity	3,699,157	1,904,415
Noncontrolling interests	153,413	298,316
Total equity	3,852,570	2,202,731
Total Liabilities and Equity	$8,339,468	$4,678,950

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W. P. Carey Inc.

Owned Real Estate Portfolio
First Quarter 2014

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Investment Activity
In thousands, except square footage. For the three months ended March 31, 2014.

Acquisitions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
WPC	QBE Holdings Inc.	Chandler, AZ	$43,100	Mar-14	Office	183,000
Total Acquisitions			$43,100			183,000

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
WPC	Juniper Networks, Inc.	Sunnyvale, CA	$10,200	Jan-14	Office	50,311
WPC	American Pad & Paper, LLC (2 properties)	Mattoon, IL; Morristown, TN	6,900	Jan-14	Industrial	486,507
WPC	Bell South Corporation	Fort Lauderdale, FL	4,900	Jan-14	Warehouse/Distribution	80,450
WPC	Barnes & Noble, Inc.	Farmington, CT	3,600	Jan-14	Retail	21,600
WPC	Bouygues Telecom (a)	Tours, France	9,497	Jan-14	Office	96,204
WPC	Brown Machine LLC and Capital Equipment Group	Beaverton, MI	4,040	Mar-14	Industrial	142,770
WPC	SOHO House Beach House, LLC	Miami Beach, FL	81,529	Mar-14	Hospitality	52,902
WPC	BA Kitchen Components Limited (a)	Doncaster, United Kingdom	6,990	Mar-14	Industrial	177,604
Total Dispositions			$127,656			1,108,348
________

(a)	Amounts are based on the applicable exchange rate on the date of disposition.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Joint Venture Information
In thousands, except percentages. As of March 31, 2014.

Joint Venture or JV	WPC % Interest		Total JV			WPC Pro Rata Share of Total JV (a)
(Principal Tenant)	in JV	JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Equity Method Joint Ventures
Wanbishi Archives Co. Ltd.	3.00%	CPA®:17 – Global - 97.00%	$40,558	$27,769	$12,789	$1,217	$833	$384
C1000 Logistiek Vastgoed B.V.	15.00%	CPA®:17 – Global - 85.00%	193,311	95,870	97,441	28,997	14,381	14,616
Actebis Peacock GmbH	30.00%	CPA®:17 – Global - 70.00%	44,303	29,138	15,165	13,291	8,741	4,550
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH	33.33%	CPA®:17 – Global - 67.00%	45,544	20,515	25,029	15,180	6,838	8,342
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,693	21,917	15,776	15,077	8,767	6,310
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,141	118,610	131,531	112,563	53,375	59,188
Total Equity Method Joint Ventures			611,550	313,819	297,731	186,325	92,935	93,390

Consolidated Joint Ventures
Carey Storage	38.30%	Third parties - 61.70%	4,492	2,963	1,529	1,720	1,135	585
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	70,268	27,594	42,674	35,134	13,797	21,337
Tesco PLC	51.00%	CPA®:17 – Global - 49.00%	83,109	48,686	34,423	42,386	24,830	17,556
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	25,190	21,546	3,644	13,855	11,850	2,005
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 2)	63.50%	CPA®:17 – Global - 36.50%	407,908	376,023	31,885	259,022	238,775	20,247
Eroski Sociedad Cooperativa	70.00%	CPA®:17 – Global - 30.00%	32,950	992	31,958	23,065	694	22,371
Multi-tenant property in Illkirch-Graffens, France	75.00%	Third party - 25.00%	21,180	15,224	5,956	15,885	11,418	4,467
Gibson Guitar	82.50%	Third party - 17.50%	15,402	9,640	5,762	12,707	7,953	4,754
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	249,727	15,764	233,963	220,909	13,945	206,964
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,251	4,265	986	4,726	3,839	887
Total Consolidated Joint Ventures			915,477	522,697	392,780	629,409	328,236	301,173
Total Less Than Wholly-Owned Joint Ventures			$1,527,027	$836,516	$690,511	$815,734	$421,171	$394,563
________

(a)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Diversification of Top Ten Tenants by Rent
In thousands, except percentages. Pro rata. As of March 31, 2014.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Geography	ABR	Percent of Total ABR
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Trade	Germany	$42,674	6.5%
Carrefour France SAS (a)	Warehouse/Distribution	Retail Trade	France	33,399	5.1%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Personal	Various U.S.	28,738	4.4%
OBI Group (a)	Retail	Retail Trade	Poland	18,716	2.9%
Marcourt Investments Inc. (Marriott Corporation)	Hospitality	Hotels and Gaming	Various U.S.	16,100	2.5%
True Value Company	Warehouse/Distribution	Construction and Building	Various U.S.	14,775	2.3%
UTI Holdings, Inc.	Education	Healthcare, Education and Childcare	Various U.S.	14,514	2.2%
Advanced Micro Devices, Inc.	Office	Electronics	West U.S.	12,769	2.0%
The New York Times Company	Office	Media: Printing and Publishing	East U.S.	11,552	1.8%
Dick's Sporting Goods, Inc.	Retail	Retail Trade	Various U.S.	11,550	1.8%
Total (b) (c)				$204,787	31.5%
________

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(c)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Diversification by Property Type
In thousands, except percentages. Pro rata. As of March 31, 2014.

	Total Portfolio				Unencumbered Portfolio (a)
Property Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Office	$179,611	27.5%	10,679	12.9%	$37,617	17.0%	2,661	10.9%
Industrial	169,603	26.0%	31,080	37.5%	52,003	30.8%	9,947	40.6%
Warehouse/Distribution	125,496	19.2%	24,360	29.4%	19,963	22.3%	4,154	16.9%
Retail	90,452	13.8%	7,718	9.3%	19,750	11.7%	1,968	8.0%
Self Storage	28,738	4.4%	5,143	6.2%	28,738	11.8%	5,143	21.0%
Other Properties (b)	59,515	9.1%	3,829	4.7%	10,874	6.4%	652	2.6%
Total (c) (d)	$653,415	100.0%	82,809	100.0%	$168,945	100.0%	24,525	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Other properties include hospitality, education, sports, theater, residential, and unoccupied land.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of March 31, 2014.

	Total Portfolio				Unencumbered Portfolio (b)
Industry Type (a)	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Retail Trade	$132,437	20.3%	16,921	20.4%	$20,116	11.9%	2,026	8.3%
Electronics	66,543	10.2%	4,916	5.9%	10,732	6.4%	1,119	4.6%
Chemicals, Plastics, Rubber, and Glass	36,982	5.7%	6,428	7.8%	8,647	5.1%	1,437	5.9%
Automobile	34,793	5.3%	6,270	7.6%	12,079	7.2%	2,348	9.6%
Business and Commercial Services	34,503	5.3%	2,542	3.1%	3,611	2.1%	274	1.1%
Healthcare, Education and Childcare	34,196	5.2%	2,757	3.3%	8,110	4.8%	852	3.5%
Construction and Building	30,272	4.6%	8,077	9.8%	11,122	6.6%	2,655	10.8%
Beverages, Food, and Tobacco	27,436	4.2%	4,298	5.2%	4,079	2.4%	784	3.2%
Media: Printing and Publishing	25,112	3.8%	2,759	3.3%	2,943	1.7%	511	2.1%
Leisure, Amusement, Entertainment	20,963	3.2%	1,116	1.3%	8,235	4.9%	501	2.0%
Machinery	20,725	3.2%	2,742	3.3%	16,283	9.6%	1,953	8.0%
Transportation - Cargo	20,012	3.1%	2,197	2.6%	1,928	1.1%	426	1.7%
Telecommunications	19,723	3.0%	1,343	1.6%	7,146	4.2%	537	2.2%
Buildings and Real Estate	18,679	2.9%	3,343	4.0%	18,679	11.1%	3,343	13.6%
Insurance	16,675	2.5%	972	1.2%	5,328	3.2%	315	1.3%
Federal, State and Local Government	16,188	2.5%	620	0.7%	4,897	2.9%	254	1.0%
Hotels and Gaming	16,100	2.5%	1,036	1.3%	—	0.0%	—	0.0%
Consumer Non-Durable Goods	15,827	2.4%	2,865	3.5%	1,074	0.6%	131	0.5%
Grocery	12,416	1.9%	1,198	1.4%	2,200	1.3%	246	1.0%
Transportation - Personal	10,266	1.6%	1,825	2.2%	10,266	6.1%	1,825	7.4%
Aerospace and Defense	8,658	1.3%	1,119	1.4%	2,340	1.4%	448	1.8%
Textiles, Leather, and Apparel	8,193	1.2%	2,006	2.4%	4,069	2.4%	707	2.9%
Mining, Metals, and Primary Metal Industries	7,910	1.2%	1,455	1.8%	1,308	0.8%	344	1.4%
Other (c)	18,806	2.9%	4,004	4.9%	3,753	2.2%	1,489	6.1%
Total (d) (e)	$653,415	100.0%	82,809	100.0%	$168,945	100.0%	24,525	100.0%
________

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Represents properties unencumbered by non-recourse mortgage debt.

(c)	Includes rent from tenants in the following industries: consumer and durable goods; forest products and paper; banking; consumer services; and utilities.

(d)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(e)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Diversification by Geography
In thousands, except percentages. Pro rata. As of March 31, 2014.

	Total Portfolio				Unencumbered Portfolio (a)
Region	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
U.S.
West	$122,867	18.8%	12,190	14.7%	$26,781	15.8%	4,000	16.3%
East	120,689	18.5%	17,097	20.7%	34,425	20.4%	5,202	21.2%
South	117,236	17.9%	17,085	20.6%	36,331	21.5%	7,372	30.1%
Midwest	82,433	12.6%	12,601	15.2%	24,095	14.3%	3,703	15.1%
U.S. Total	443,225	67.8%	58,973	71.2%	121,632	72.0%	20,277	82.7%

International
Germany	69,955	10.7%	7,009	8.5%	31,445	18.6%	2,914	11.9%
France	53,285	8.2%	8,461	10.2%	1,810	1.1%	242	1.0%
Finland	33,927	5.2%	2,133	2.6%	4,050	2.4%	183	0.7%
Poland	18,716	2.9%	1,827	2.2%	—	0.0%	—	0.0%
Other (b)	34,307	5.2%	4,406	5.3%	10,008	5.9%	909	3.7%
International Total	210,190	32.2%	23,836	28.8%	47,313	28.0%	4,248	17.3%
Total (c) (d)	$653,415	100.0%	82,809	100.0%	$168,945	100.0%	24,525	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes assets in the United Kingdom, the Netherlands, Hungary, Spain, Belgium, Sweden, Canada, Mexico, Thailand, Malaysia, and Japan.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Lease Expirations – Total Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	15	$12,006	1.8%	1,282	1.5%
2015	33	53,952	8.3%	7,620	9.2%
2016	25	27,179	4.2%	3,058	3.7%
2017	21	19,767	3.0%	3,209	3.9%
2018	17	31,555	4.8%	2,720	3.3%
2019	22	45,118	6.9%	4,112	5.0%
2020	24	36,538	5.6%	4,380	5.3%
2021	80	48,525	7.4%	7,608	9.2%
2022	37	62,324	9.5%	8,694	10.5%
2023	16	50,663	7.8%	5,149	6.2%
2024	38	86,641	13.3%	12,529	15.1%
2025	14	16,455	2.5%	2,034	2.5%
2026	22	19,927	3.0%	2,690	3.1%
2027	16	37,552	5.8%	5,380	6.5%
Thereafter (>2027)	32	105,213	16.1%	10,973	13.3%
Vacant	—	—	0.0%	1,371	1.7%
Total (c) (d)	412	$653,415	100.0%	82,809	100.0%
________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

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W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2014

Lease Expirations – Unencumbered Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	7	$1,782	1.1%	219	0.9%
2015	6	3,321	2.0%	501	2.0%
2016	16	9,110	5.4%	1,207	4.9%
2017	8	5,810	3.4%	1,083	4.4%
2018	14	12,901	7.6%	2,095	8.6%
2019	6	4,561	2.7%	669	2.7%
2020	7	8,771	5.2%	1,930	7.9%
2021	7	11,338	6.7%	2,022	8.2%
2022	10	11,807	7.0%	2,205	9.0%
2023	5	12,208	7.2%	847	3.5%
2024	6	31,158	18.5%	5,942	24.2%
2025	3	1,248	0.7%	165	0.7%
2026	2	2,046	1.2%	317	1.3%
2027	5	14,014	8.3%	1,452	5.9%
Thereafter (>2027)	9	38,870	23.0%	3,262	13.3%
Vacant	—	—	0.0%	609	2.5%
Total (c) (d) (e)	111	$168,945	100.0%	24,525	100.0%
________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of our pro rata metrics.

(e)	Represents properties unencumbered by non-recourse mortgage debt.

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W. P. Carey Inc.

Managed REITs
First Quarter 2014

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W. P. Carey Inc.
Managed REITs – First Quarter 2014

Selected Data
In thousands, except properties, share amounts, and percentages. As of or for the three months ended March 31, 2014.

	Managed REITs
	CPA®:17 – Global	CPA®:18 – Global	CWI
Number of properties (a)	354	16	18
Square footage	34,226	3,710	N/A
Total AUM	$5,293,252	$776,129	$1,203,753
Acquisitions	92,927	281,761	—
Dispositions	—	—	—
Gross offering proceeds (b)	N/A	398,971	17,641

W. P. Carey Ownership of Managed REITs
Ownership	2.1%	0.1%	0.7%
Shares outstanding	320,249,834	64,309,251	70,192,040
________

(a)	For CPA®:17 – Global, number of properties excludes 75 operating properties. For CPA®:18 – Global, number of properties excludes two operating properties. CWI properties are hotels.

(b)	For CPA®:18 – Global, total gross offering proceeds is comprised of $378.2 million of Class A common stock and $20.8 million of Class C common stock.

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W. P. Carey Inc.
Managed REITs – First Quarter 2014

Investment Activity
In thousands, except square footage. For the three months ended March 31, 2014.

Acquisitions – Leased Properties
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
CPA®:18 – Global	Air Enterprises Acquisition, LLC	Streetsboro, OH	$5,901	Jan-14	Industrial	178,180
CPA®:18 – Global	Solo Cup Company	University Park, IL	80,650	Feb-14	Warehouse/Distribution	1,552,475
CPA®:17 – Global	Raytheon Company	Tucson, AZ	18,975	Feb-14	Office	143,650
CPA®:18 – Global	Automobile Protection Corporation	Norcross, GA	5,822	Feb-14	Office	50,600
CPA®:18 – Global	Siemens AS (a)	Oslo, Norway	84,109	Feb-14	Office	165,905
CPA®:18 – Global	Crowne Group, LLC (2 properties)	Fraser and Warren, MI	8,042	Mar-14	Industrial	212,152
CPA®:18 – Global (50%); CPA®:17 – Global (50%)	Bank Pekao S.A. (a)	Warsaw, Poland	147,904	Mar-14	Office	423,822
Total Acquisitions – Leased Properties			351,403			2,726,784

Acquisitions – Self-Storage
Portfolio(s)	Property Type	Property Location(s)	Purchase Price	Closing Date
CPA®:18 – Global	Self-Storage Facility	Kissimmee, FL	11,735	Jan-14
CPA®:18 – Global	Self-Storage Facility	St. Petersburg, FL	11,550	Jan-14
Total Acquisitions – Self-Storage Properties			23,285

Total Acquisitions	$374,688
________

(a)	Acquisition price reflects applicable foreign exchange rate.

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W. P. Carey Inc.

Appendix
First Quarter 2014

Investing for the long runTM | 24

W. P. Carey Inc.
Appendix – First Quarter 2014

Reconciliation of Net Income to AFFO
In thousands, except share and per share amounts.

	Three Months Ended
Real Estate Ownership	Mar. 31, 2014	Dec. 31, 2013
Net income from Real Estate Ownership attributable to W. P. Carey	$110,407	$21,021
Adjustments:
Depreciation and amortization of real property	51,620	31,390
Impairment charges	—	6,790
Gain on sale of real estate, net (a)	(3,176)	(39,422)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,265	4,917
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,492)	18,549
Total adjustments	46,217	22,224
FFO (as defined by NAREIT) - Real Estate Ownership (b)	156,624	43,245
Adjustments:
Gain on change in control of interests (c)	(103,361)	—
Merger and acquisition expenses (d)	29,511	2,238
Loss on extinguishment of debt	7,463	1,399
Other gains, net	(3)	(97)
Other depreciation, amortization, and non-cash charges	483	88
Stock-based compensation	220	(997)
Deferred tax benefit	(5,944)	(3,777)
Acquisition expenses	100	89
Realized losses on foreign currency, derivatives, and other	655	503
Amortization of deferred financing costs	873	792
Straight-line and other rent adjustments	(2,669)	(1,643)
Above- and below-market rent intangible lease amortization, net	13,486	7,374
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	5	398
AFFO adjustments to equity earnings from equity investments	2,936	10,659
Hellweg 2 restructuring (e)	—	8,357
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(1,417)	(1,858)
Total adjustments	(57,662)	23,525
AFFO - Real Estate Ownership (b)	$98,962	$66,770
Investment Management
Net income from Investment Management attributable to W. P. Carey	$2,485	$2,001
FFO (as defined by NAREIT) - Investment Management (b)	2,485	2,001
Adjustments:
Merger-related income tax expense (d)	13,867	—
Other depreciation, amortization, and non-cash charges	937	271
Stock-based compensation	6,823	12,761
Deferred tax benefit	(4,986)	(4,703)
Impairment charge on marketable security	—	553
Realized losses (gains) on foreign currency	6	(4)
Amortization of deferred financing costs	152	464
Total adjustments	16,799	9,342
AFFO - Investment Management (b)	$19,284	$11,343
Total Company
FFO (as defined by NAREIT) (b)	$159,109	$45,246
FFO (as defined by NAREIT) per diluted share (b)	$1.76	$0.65
AFFO (b)	$118,246	$78,113
AFFO per diluted share (b)	$1.31	$1.12
Diluted weighted average shares outstanding	90,375,311	69,628,498

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W. P. Carey Inc.
Appendix – First Quarter 2014

________

(a)
Gain on sale of real estate for the three months ended December 31, 2013 primarily relates to an aggregate gain of $43.9 million recognized on the sale of 19 self-storage properties, of which $27.1 million is attributable to noncontrolling interest.

(b)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(c)
Gain on change in control of interests for the three months ended March 31, 2014 represents a gain of $73.1 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock, and a gain of $30.5 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method.

(d)
Amount for the three months ended March 31, 2014 included $29.5 million of merger expenses for the Real Estate Ownership segment and $13.9 million of merger-related income tax expense for Investment Management segment incurred in connection with the CPA®:16 Merger.

(e)	In connection with the Hellweg 2 restructuring in October 2013, our share of the German real estate transfer tax incurred by Hellweg 2 during the three months ended December 31, 2013 was $8.4 million.

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W. P. Carey Inc.
Appendix – First Quarter 2014

Reconciliation of General and Administrative Expenses to AFFO
In thousands. Three months ended March 31, 2014.

	GAAP - Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments	AFFO (e)
General and Administrative
Compensation expense	$19,888	$—	$(271)	$19,617	$—	$19,617
Organization and offering expenses	5,424	—	—	5,424	—	5,424
General and administrative professional fees	4,563	9	(50)	4,522	—	4,522
Reimbursable expenses	(5,444)	—	—	(5,444)	—	(5,444)
Office expenses	2,247	—	(395)	1,852	—	1,852
Other general and administrative	1,433	—	—	1,433	—	1,433
Total General and Administrative	$28,111	$9	$(716)	$27,404	$—	$27,404
________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended March 31, 2014.

(b)	Represents the break-out by line item of amounts recorded in net income from equity investments in real estate and the Managed REITs – Joint ventures.

(c)	Represents the break-out by line item of amounts recorded in noncontrolling interest and redeemable noncontrolling interest.

(d)	Represents our share in fully-owned entities and co-owned entities. See the Terms and Definitions section that follows for a description of our pro rata metrics.

(e)	AFFO is a non-GAAP measure. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

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W. P. Carey Inc.
Appendix – First Quarter 2014

Total Adjusted Real Estate Revenue – W. P. Carey Group
In thousands.

	Three Months Ended
	Mar. 31, 2014	Dec. 31, 2013
W. P. Carey Pro Rata Real Estate Revenue:
Total lease revenue – as reported	$123,213	$77,479
Lease revenue – discontinued operations	3,101	2,228
Total consolidated lease revenue	126,314	79,707
Add: Pro rata share of revenue from equity investments	6,204	9,165
Less: Pro rata share of revenue attributable to noncontrolling interests	(7,812)	(10,542)
W. P. Carey pro rata lease revenue	124,706	78,330
Other real estate income – as reported	12,023	4,535
Other real estate income – discontinued operations	2,956	1,617
Less: Pro rata share of other real estate income attributable to noncontrolling interests	(478)	(1,216)
W. P. Carey other real estate income (a)	14,501	4,936
W. P. Carey pro rata real estate revenue	139,207	83,266
Managed REITs Pro Rata Real Estate Revenue:
CPA®:16 – Global:
Total lease revenue – as reported	22,748	67,830
Lease revenue – discontinued operations	—	1,581
Total consolidated lease revenue	22,748	69,411
Add: Pro rata share of revenue from equity investments	5,385	15,893
Less: Pro rata share of revenue attributable to noncontrolling interests	(3,129)	(9,690)
CPA®:16 – Global pro rata lease revenue	25,004	75,614
CPA®:16 – Global other income	3,555	10,672
CPA®:16 − Global pro rata real estate revenue	28,559	86,286
CPA®:17 – Global:
Total lease revenue – as reported	76,643	74,463
Add: Pro rata share of revenue from equity investments	11,335	10,679
Less: Pro rata share of revenue attributable to noncontrolling interests	(4,217)	(4,227)
CPA®:17 – Global pro rata lease revenue	83,761	80,915
CPA®:17 – Global other income	24,444	21,205
CPA®:17 – Global pro rata real estate revenue	108,205	102,120
CPA®:18 – Global:
Total lease revenue – as reported	6,211	2,331
Less: Pro rata share of revenue attributable to noncontrolling interests	(1,404)	(1,075)
CPA®:18 – Global pro rata lease revenue	4,807	1,256
CPA®:18 – Global other income	471	6
CPA®:18 – Global pro rata real estate revenue	5,278	1,262
CWI:
Hotel revenue – as reported	53,877	48,895
CWI other income	151	(624)
CWI pro rata real estate revenue	54,028	48,271
Managed REITs pro rata real estate revenue	196,070	237,939
Total Adjusted Real Estate Revenue (b) – W. P. Carey Group	$335,277	$321,205
________

(a)
Other real estate income generally consists of revenue from self-storage properties and hotels. It also includes lease termination payments and other non-rents related revenues from real estate ownership and, as a result, we expect Other real estate income to fluctuate period to period.

(b)	Total adjusted real estate revenue is a non-GAAP measure. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

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W. P. Carey Inc.
Appendix – First Quarter 2014

Net Operating Income (NOI) from Real Estate
In thousands.

Three Months Ended Mar. 31, 2014
Pro Rata Lease Revenue
Total lease revenue – as reported	$123,213
Total lease revenue – discontinued operations	3,101
Total consolidated lease revenue	126,314
Add: Pro rata share of revenue from equity investments	6,204
Less: Pro rata share of revenue attributable to noncontrolling interests	(7,812)
Total pro rata lease revenue (a)	124,706
Less: Straight line rent amortization	(2,668)
Less: Above- and below- market rent intangible lease amortization	12,730
Total Pro Rata Cash Lease Revenues	134,768
Pro Rata Non-Reimbursable Property Expenses:
Property expenses – as reported, plus reimbursable tenant costs	10,862
Property expenses – discontinued operations	619
Total consolidated property expenses	11,481
Less: Reimbursable property expenses (b)	(6,059)
Total non-reimbursable property expenses	5,422
Add: Pro rata share of non-reimbursable property expenses from equity investments	98
Less: Pro rata share of non-reimbursable property expenses attributable to noncontrolling interests	(333)
Total Pro Rata Non-Reimbursable Property Expenses	5,187
Pro Rata NOI from leased properties (c) (d)	$129,581
Hotels NOI	1,294
Self-storage properties NOI	70
Pro Rata NOI including other real estate income	$130,945
________

(a)	Total pro rata lease revenue differs from the amount presented in the Reconciliation of Consolidated Statement of Income to AFFO due to the inclusion of revenues from discontinued operations.

(b)	Reimbursable property expenses are entirely offset by revenues recorded in Other real estate income; therefore, these reimbursements are not included in lease revenue.

(c)	Pro rata NOI is a non-GAAP measure. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(d)	Pro rata NOI from leased properties excludes the results of operations of our hotels and self-storage properties.

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W. P. Carey Inc.
Appendix – First Quarter 2014

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 Merger and restructuring expenses are related to the restructuring of Hellweg 2. We also exclude realized gains/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision-making process and excluding those items provides investors a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers, and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
NOI

NOI represents income from our net lease portfolio after operating expenses (excluding depreciation and amortization) are deducted from revenue. Further deductions for straight line and other non-cash rents are made to calculate NOI. We believe that presenting this measure provides supplemental information on the nature and performance of our investments that is not easily discernible in the equivalent GAAP measure.
Total Adjusted Real Estate Revenue
Total adjusted real estate revenue represents WPC and the Managed REITs. We believe that presenting total adjusted real estate revenue is useful to investors and analysts as a supplemental measure of our Real Estate segment in relation to the aggregate amount of revenues that we manage. We use this non-GAAP measure because it allows for the evaluation of revenue stability of our owned and managed investment portfolios. Total adjusted real estate revenue should not be considered as an alternative to revenues computed on a GAAP basis or as a measure of our profitability. Total adjusted real estate revenue may not be comparable to similarly titled measures of other companies.

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W. P. Carey Inc.
Appendix – First Quarter 2014

Other Metrics
Pro Rata Amounts
This supplemental package contains certain measures prepared under the pro rata consolidation method. We refer to these measures as pro rata measures. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues, and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we generally present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues, and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties. ABR is not applicable to operating properties.

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